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                        SERVICER'S CERTIFICATE
              CHEVY CHASE AUTO RECEIVABLES TRUST 1996-2
             6.60 % AUTO RECEIVABLES BACKED CERTIFICATES

   Distribution Date:     April 15, 1997
   Collection Period:     March , 1997
   Record Date:           April 14, 1997

     Under the pooling and Servicing Agreement, dated as of June 1, 1995 between Chevy Chase Bank, F.S.B. (as "Seller and "Servicer") and Norwest Bank Minnesota, National Association, as trustee, the
 Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables Trust 1996-2
 (the during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

     A.  Information Regarding the Current Monthly Distribution.
         1.  Certificates
             (a)     The Aggregate amount of the
                     distribution to
                     Certificate holders on the
                     Distribution Date Set forth
                     above  .  .  .  .  .  . $10,663,074.64

             (b)     The amount of the distribution
                     set forth in paragraph (a)
                     above allocable to principal,
                     including any overdue
                     principal  .  .  .  .  .$ 9,197,987.61

             (c)     The amount of the distribution
                     set forth in paragraph (a) above
                     allocable to interest, including
                     any overdue interest  . $   1,465,087.03





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     (d)     The Insured Payments, if any, with
                     respect of such Distribution
                     Date  .  .  .  .  .  .  $         0.00

     (e)     The Premiun Amount with respect of
               such Distribution Date............................$ 18,049.11

  (f)     The amount of the distribution set forth in
          paragraph (a) above, per Certificate in a principal
          amount of $1,000.....................................$33.1745944

     (g)     The amount of the distribution set forth in
              paragraph (b) above, per Certificate in a
              principal amount of $1,000...................$ 28.6164656

     (h)     The amount of the distribution
                     set forth in paragraph (c) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $   4.5581288

     (i)     The amount of the distribution
                     set forth in paragraph (d) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $   0.0000000

      (j)     The Certificate Principal Balance
               as of such Distribution Date (after ,
               giving effect to any distribution on
               such Distribution Date.....................$288,785,814.79

          (k)     The balance of the Reserve Account,
                    after effect to distributions and deposits
                    and the change in balances on such
                     Distribution Date......................$ 12,359,319.91

         (l)     The balance of the Yield Maintenance Account,
                 (after giving effect to distributions on such
                 Distribution Date........................$ 52,373.67








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     B.  Information Regarding the Performance of the Trust.
         1.  Net Losses, Delinquencies and Pool Balance.
             (a)     The aggregate net losses on the
                     Receivables for the related Collection
                     Period.  .  .  .  .  .  $ 225,491.29

             (b)     The aggregate principal balance of all
                     Receivables which were delinquent 30
                     days or more as of the last day of the
                     related Collection Perio$ 9,809,162.20


             (c)     The Pool Balance as of the end of the
                     related Collection Perio$288,792,912.33

             (d)     The Certificate Factor as of the end
                     of the related Collection Period$....0.8984606

          Weighted average annual percentage rate (1)       11.60%

          Weighted average remaining term to maturity (1) 51.47

                        (l) Weighted by current balance


                         CHEVY CHASE BANK, F.S.B.
                                   Servicer
                          Auto Trust 1996-2 Servicer
                                 Mark A. Holles
                          ___________________________
                                       Mark A. Holles
                                       Vice President